UNIVEST
BANKING | INSURANCE | INVESTMENTS

Keefe, Bruyette & Woods Mid-Atlantic Bank Conference

November 3, 2015

Jeffrey M. Schweitzer, President and CEO, Univest Corporation of PA
Michael S. Keim, President of Univest Bank and Trust Co. and acting CFO

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe, "anticipate," “expect,” "intend," "plan," "goal," "target," “project" "may," "should” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, “Risk Factors” in our Form 10-K for the year ended December 31, 2014:

- Operating, legal and regulatory risks
- Economic, political and competitive forces impacting various lines of business
- Volatility in interest rates
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Company Overview

- Headquartered in Souderton, Pennsylvania
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving seven counties in the Southeastern region of Pennsylvania
- Customer base primarily consists of residents, businesses and nonprofit organizations

Primary Service Area

Seven counties in Southeastern PA


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Philadelphia
Delaware

Company Overview

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating five transactions in the last five years; building franchise value across diverse set of businesses
- Solid and improving asset quality due to strong credit culture and experienced lending teams
- Committed to maintaining robust capital levels
  - $50 million subordinated debt raise in March 2015
  - Kroll credit rating
    - Senior unsecured debt: BBB+
    - Subordinated debt: BBB
    - Short-term: K2
    - Deposit rating (Bank): A-

Company Overview

Began diversifying from "only" a bank to financial services company more than fifteen years ago in recognition of the need to increase fee income to manage cyclicality and off-set margin compression in core banking business

- Goal of 60% of income coming from bank with 40% coming from diversified businesses
- Neared goal in 2014, but acquisition of Valley Green Bank pushed income split closer to 67% / 33%
- Continue to grow bank with diversified businesses growing faster
  - Bank provides customer base to cross-sell

Company Overview

- Making investments in facilities and technology to improve customer access and experience
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Focus on cyber security and protection of customer confidential data
- Strong foundation to support future growth

Mission Statement

Our purpose and philosophy is to be a strong, influential leader in the markets we choose to serve. We will provide financial solutions to individuals, businesses and non-profit organizations; maintain an active role in our communities; and build loyal relationships with our customers and employees so that a fair profit will be provided for both the corporation and our shareholders.

Senior Leadership Team

Senior Leadership Team			
Name	Age	Tenure (yrs.)	Title
Jeffrey M. Schweitzer	42	8	President and CEO, Univest Corporation of PA
Michael S. Keim	48	6	President, Univest Bank and Trust Co. and acting Chief Financial Officer
Duane J. Brobst	62	21	Senior Executive Vice President, Chief Risk Officer
Hugh W. Connelly	50	9	President, Small Business Lending and Univest Capital, Inc.
Ronald R. Flaherty	48	13	President, Univest Insurance, Inc.
Jay R. Goldstein	53	9	President, Commercial Banking, Southern Division
Edward D. Hughes	54	6	President, Mortgage Banking
Philip C. Jackson	66	10	President, Commercial Banking, Northern Division
Kevin B. Norris	57	19	President, Wealth Management and Univest Investments, Inc.
Louis P. Spinelli	64	5	President, Consumer Banking
Eric W. Conner	44	9	Executive Vice President and Chief Technology Officer
M. Theresa Schwartzer	45	12	Executive Vice President and Director of Human Resources
Annette D. Szygiel	52	12	Executive Vice President and Chief Experience Officer

Summary Financial Highlights



$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total Assets (000s)
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
ROAA
2010
2011
2012
2013
2014
2015 (9/30)
TOTAL ASSETS
ROAA



$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
Net Income (000s)
$1.45
$1.35
$1.25
$1.15
$1.05
$0.95
$0.85
$0.75
EPS
2010
2011
2012
2013
2014
2015 (YTD)
NET INCOME
EPS

*ROAA excludes integration and acquisition-related costs and restructuring charges in 2014 and 2015

Summary Financial Highlights


Assets
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Assets (000s)
2010
2011
2012
2013
2014
2015 (9/30)
Net Loans
Investments
Other Assets
Cash


Loan Detail as of 9/30/2015
Municipal Loans and Leases, 9.92%
Lease Financings, 3.46%
Commercial, financial and agricultural, 20.70%
Loans to Individuals, 1.43%
Real Estate - Residential, 23.68%
Commercial Real Estate, 40.81%
*includes Residential utilized for Business Purposes

Summary Financial Highlights


Liabilities
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Liabilities (000s)
2010
2011
2012
2013
2014
2015 (9/30)
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities


Deposit Detail
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Deposits (000s)
2010
2011
2012
2013
2014
2015 (9/30)
Interest-bearing Deposits
Money Market Savings
Regular Savings
Time Deposits
Noninterest-bearing Deposits

Summary Financial Highlights



Revenue
$150,000
$100,000
$50,000
$-
Revenue (000s)
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Non-Interest Income % of Total Revenue
2010
2011
2012
2013
2014
2015 (YTD)
Net Interest Income
Non-Interest Income



Non-interest Expense
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Operating Expense (000s)
70.00%
65.00%
60.00%
55.00%
Efficiency Ratio
2010
2011
2012
2013
2014
2015 (YTD)
Compensation
Occupancy
Equipment
Other

*2014 and 2015 exclude integration and acquisition-related costs and restructuring charges

Summary Financial Highlights



Nonperforming Assets
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Total Nonperforming Assets
Net Charge-offs / Average Loans and Leases
2010
2011
2012
2013
2014
2015 (9/30)
Non-performing Assets
Ratio of net charge-offs to average loans and leases



Non-Accrual Loans and Leases
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Non-accrual Loans and Leases (000s)
ALLL / non-accrual Loans and Leases
2010
2011
2012
2013
2014
2015 (9/30)
Non-accrual Loans and Leases (including TDR & Held for Sale)
ALLL / non-accrual loans and leases

Market Opportunity

- With BB&T's acquisition of Susquehanna Bancshares and pending acquisition of National Penn Bancshares, Univest is one of the three largest community focused financial institutions (Beneficial and Bryn Mawr Trust) remaining headquartered in the market
- Univest Bank and Trust Co. operates in seven counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery and Philadelphia
- Of these seven counties, the Univest financial center network is present in three: Bucks, Montgomery and Philadelphia

FDIC Market Share (July 1, 2015 – June 30, 2015)

Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	6th	17*	$1.4B	5.47%
Bucks County	12th	15**	$526M	3.17%
Philadelphia County	12th	3***	$355M	0.70%

* Closed 3 branches September 2015
** Closed 3 branches September 2015
*** Added 3 branches as a result of Valley Green Bank acquisition January 1, 2015

Commercial Banking

- 38 Relationship Managers operating in two divisions established by geography
  - Northern Division: Bucks and Montgomery counties and the Lehigh Valley
  - Southern Division: Chester, Delaware and Philadelphia counties
- Average loan size
  - Commercial real estate - $393,600
  - C&I - $188,600
  - Tax-exempt - $2,225,750
- Commercial customer base provides large opportunity for cross-sell of insurance and wealth management products and services



Commercial Loan Detail as of 9/30/2015
Tax-exempt 11%
C&I 29%
Commericial Real Estate 60%
*includes $203 million of Residential Real Estate secured for Business Purposes

Company Overview

- 29 Financial service centers located in Bucks, Montgomery and Philadelphia counties; also operating 12 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing six financial centers in September 2015
  - Four of six centers were within 2 miles of other financial centers
  - Opening new financial center in Fairmount section of Philadelphia (Q1 2016) with plans to open financial center in Lehigh Valley (2nd half of 2016) to supplement existing LPO
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- New model opened in Newtown (Q1 2015) and Collegeville (Q3 2015)
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations



Milford
Quakertown
East Greenville
Perkasie
Plumsteadville
Buckingham
Solebury
Greenlane
Telford
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Skippack
Lansdale
Montgomeryville
Newtown
Trappe
Warminster
Blue Bell
Collegeville
Bensalem
Chestnut Hill
Mt. Airy
Philadelphia

Newtown Financial Center


Newtown



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Collegeville Financial Center


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Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust

- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions

- $3 billion in assets under management / supervision at September 30, 2015



Assets Under Management
AUM (000s)
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2010
2011
2012
2013
2014
2015 (9/30)
RIA
Broker/Dealer
Trust

Univest Capital, Inc.

- Equipment financing business with $125 million in outstandings as of September 30, 2015
  - Average lease size $27,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1.00 buyout leases



Lease Financing
Leases Financed (000s)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Yield
2010
2011
2012
2013
2014
2015 (9/30)
Commercial
Municipal
Purchased

Univest Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Latest acquisition of Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premium of $146 million as of September 30, 2015



Written Premium
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$-
Written Premiums (000s)
2010
2011
2012
2013
2014
2015 (9/30)
Commercial
Personal
Employee Benefits

Mortgage Banking

- Primarily agency lender: FNMA, FHLMC, FHA and VA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA and VA loans sold to correspondents servicing released
  - Hybrid ARMs held in portfolio
- 25 home loan consultants operating in Bucks, Chester and Montgomery counties and the Lehigh Valley
  - Centralized underwriting and closing
- $848 million in loans serviced for others at September 30, 2015



Residential Mortgage Fundings
$400,000
$300,000
$200,000
$100,000
$-
Funded Volume (000s)
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value (000s)
2010
2011
2012
2013
2014
2015 (9/30)
Agency
FHA/VA
Portfolio
MSR Asset